UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Royalty Management Holding Corporation

 (Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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2025 Proxy Statement

Royalty Management Holding Corporation

 Notice of 2024 and 2025 Annual Meeting of Shareholders to be held on June 24, 2025 at 1:00 PM EST

and Proxy Statement

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2025 Proxy Statement

May 27, 2025

Dear Royalty Management Holding Corporation Shareholders:

We are pleased to invite you to attend this year’s annual shareholder meeting, which is scheduled to be held on Tuesday, June 24, 2025, at 1:00 PM Eastern Time at Royalty Management Holding Corporation’s corporate headquarters located at 12115 Visionary Way, Suite 174, Fishers, IN 46038.  This year, the annual shareholder meeting will be for the years 2024 and 2025.

Only shareholders of record at the close of business on June 2, 2025, or their proxy holders, may vote at the meeting. Attendance at the meeting is limited to shareholders or their proxy holders and Royalty Management Holding Corporation guests. Only our shareholders or their valid proxy holders may join and participate during the meeting or vote online through the website www.FCRvote.com/RMCO.

Please review the proxy card for the instructions on how you can vote your shares by mail and online. It is important that all Royalty Management Holding Corporation shareholders, regardless of the number of shares owned, participate in the affairs of the Company.

Your vote is very important to us – participate in the future of Royalty Management Holding Corporation and exercise your shareholder right by voting your shares right away.

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2025 Proxy Statement

Notice of Annual Meeting of Shareholders

You are cordially invited to attend the 2024 and 2025 Annual Meeting of Shareholders of Royalty Management Holding Corporation (herein referred to as the “Company,” “Royalty,” “us,” “our,” and “we”). This is your notice for the meeting. We will again be conducting our Annual Meeting of Shareholders (“Annual Meeting”) solely in person, on the below date and time, at our corporate offices located at 12115 Visionary Way, Suite 174, Fishers, Indiana 46038. You or your proxyholder may participate or vote at the Annual Meeting by mailing the enclosed proxy card to the address cited above or by voting online at www.FCRvote.com/RMCO.

Both stockholders of record and street name stockholders will be able to attend the Annual Meeting and vote their shares by mailing a proxy card to be received at the Annual Meeting or voting online at the website referenced above.  Only those proxy cards received by the Company, or those votes cast online, on or before the Annual Meeting will have their votes counted.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the annual meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the 2024 and 2025 annual meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.FCRvote.com/RMCO.   On the day of the annual meeting, you may only vote during the meeting by attending the meeting.

TIME AND DATE

1:00 PM (Eastern Time) on June 24, 2025.

RECORD DATE

Shareholders as of market close on June 2, 2025, are entitled to vote at the meeting.

LOCATION

Royalty Management Holding Corporation offices located at 12115 Visionary Way, Suite 174, Fishers, Indiana 46038.  Please contact (646) 245-2465 if you have difficulty finding the office.

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2025 Proxy Statement

ITEMS OF BUSINESS

•	To elect the five nominees named in the Proxy Statement as directors to hold office until the 2027 Annual Meeting of Shareholders;

•	To approve the change the Company’s state of domestication from the State of Delaware to the State of Florida;

•	To approve the Company’s amended and restated Articles of Incorporation and the Company’s Amended and Restated Bylaws;

•	To approve CM3 Advisory as our independent registered public accounting firm for the fiscal (calendar) 2024 and 2025 years; and

•

Shareholders will also transact such other business as may properly come before the annual meeting of shareholders to be held on June 24, 2025 (the "Annual Meeting"), or any adjournment or postponement thereof.

VOTING

Voting by Shareholders will occur during the Annual Meeting, through the mailing of the enclosed proxy card, with those proxy cards received by the time of our Annual Meeting being counted as part of our Shareholder vote, or online at www.FCRvote.com/RMCO, provided that any online votes are cast prior to the time of our Annual Meeting to be counted as part of our Shareholder vote.  Each share of common stock of the Company entitles the holder to one vote at the Annual Meeting. You may vote either by attending the meeting in person, by voting online, or by proxy. For specific voting information, please see “Frequently Asked Questions About Voting” beginning on page 1 of the Proxy Statement that follows. Whether or not you plan to attend the meeting, we hope you will vote as soon as possible.

Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting as your proxy is revocable at your option.  Whether or not you participate in the Annual Meeting, it is important that your shares be part of the voting process.

YOUR VOTE IS VERY IMPORTANT. If you cannot attend the Annual Meeting, please cast your vote as soon as possible using the enclosed proxy card and mail it to the Company using the self-address stamped enveloped included in the mailing.   Furthermore, the Company’s 2025 Proxy Statement and 2024 Annual Report are made available at https://web.viewproxy.com/RMCO/2025

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2025 Proxy Statement

Important Notice Regarding the Availability of Proxy Materials for the Annual

Shareholder Meeting to be Held on June 24, 2025 at 1:00 pm EST:

The notice of 2024 and 2025 Annual Meeting of Shareholders, Proxy Statement and link to 2023 and 2024 Annual Reports to Shareholders will be mailed to shareholders as of record date June 2, 2025.

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2025 Proxy Statement

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2025 Proxy Statement

Royalty Management Holding Corporation

12115 Visionary Way, Suite 174

Fishers, Indiana 46038

(317) 855-9926

www.RoyaltyMgmtCorp.com

Proxy Statement

FREQUENTLY ASKED QUESTIONS ABOUT VOTING

Where is the Annual Meeting?

The Annual Meeting will be held at the offices Royalty Management Holding Corporation located at 12115 Visionary Way, Suite 174, Fishers, Indiana 46038.

Is there an option to participate virtually?

Unfortunately, the meeting will be held in-person only.  Those who cannot attend are encouraged to submit their proxy card to vote on matters presented at the Annual Meeting or vote online by visiting www.FCRvote.com/RMCO prior to the date and time of the meeting.

On what am I voting?

Shareholders are asked to consider and vote on the election of our five board of director nominees, the change of the Company’s state of domicile from Delaware to Florida, and for the ratification of the appointment of CM3 Advisory as our independent registered public accounting firm for the fiscal 2024 and 2025.

Who may vote?

Shareholders recorded in our stock register at the close of business on June 2, 2025 may vote at the meeting. As of that date, there were 14,938,128 shares of our common stock outstanding.

How many votes do I have?

You have one vote for each share of our common stock you owned as of the record date for the meeting.

How do I vote?

Our proxy materials are available to shareholders on the Internet and by mail.  You may read, print and download our 2024 Annual Report on Form 10-K, Proxy Statement, and proxy card at https://web.viewproxy.com/RMCO/2025. You may vote your shares by the Internet at www.FCRvote.com/RMCO, by regular mail, or by attending the virtual meeting. Each of these voting options is described in the proxy card.

To ensure that your vote is counted at the meeting, regardless of whether you plan to attend the meeting virtually, you should vote by using the Internet voting option on your proxy card or mailing in your proxy card to Royalty Management Holding Corporation’s address shown above. If you return an executed proxy card without marking your instructions, your executed proxy card will be voted in accordance with the recommendations of the board of directors (the “Board” or “Board of Directors”). If you indicate a choice with respect to any matter to be acted upon on your proxy card or voting instruction card, your shares will be voted per your instructions.

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2025 Proxy Statement

What are the Board of Director’s recommendations?

The Board of Director’s recommendations are set forth together with the description of each item in this Proxy Statement. In summary, the Board of Directors and the Audit Committee recommend a vote as follows:

•	FOR the election of the four nominees named in this Proxy Statement as directors.

•	FOR the change of the state of the Company’s domicile from Delaware to Florida.

•	FOR the adoption of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws of the Company.

•	FOR the ratification of the appointment of CM3 Advisory as our independent registered public accounting firm for the fiscal 2024 and 2025.

If any other matters properly come before the Annual Meeting, we will vote the shares in accordance with our best judgment and discretion.

What if I change my mind after I have voted?

You may revoke your proxy before it is voted by:

•	submitting a new proxy card with a later date;

•	voting online at www.FCRvote.com/RMCO; or

•	giving written notice to the Corporate Secretary at Royalty Management Holding Corporation’s address shown above.

Will my shares be voted if I do not provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted. If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. However, the proposal to elect directors is not considered routine. As a result, no broker may vote your shares on the proposal to elect directors without your specific instructions.

What constitutes a quorum?

To carry on the business of the meeting, we must have a quorum. This means at least a majority of the voting power of all of the outstanding shares of stock entitled to vote as of the record date must be represented at the meeting, either by proxy or by joining the virtual meeting. Shares of common stock owned by Royalty Management Holding Corporation are not voted and do not count for this purpose.

Abstentions and proxies submitted by brokers that do not indicate a vote because they do not have discretionary authority and have not received instructions as to how to vote on a proposal (so-called “broker non-votes”) will be considered as present for quorum purposes.

What vote is required to approve the proposal to elect directors?

Under our bylaws, directors are elected by a plurality of the votes cast at the meeting. This means that the four directors who receive the most “for” votes are elected. Abstentions and broker non-votes will not affect the outcome of the vote. For additional information on the election of directors, see “Item 1: Election of Directors.”

Who conducts the proxy solicitation and how much will it cost?

Royalty Management Holding Corporation is requesting your proxy for the annual shareholder meeting and will pay all the costs of requesting shareholder proxies. We can request proxies through the mail or by telephone, fax or Internet. We can use directors, officers and other employees of American Resources to request proxies. Directors, officers and other employees will not receive additional compensation for these services. We will reimburse brokerage firms, nominees, fiduciaries, custodians and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock.

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2025 Proxy Statement

ITEM 1: ELECTION OF DIRECTORS

Our board of directors currently has five members.  The board of directors has nominated all five directors for election at the Annual Meeting, to serve until the 2027 Annual Meeting of Shareholders or until their respective successor(s) have been elected and qualified.

We believe that our directors should satisfy a number of qualifications, including demonstrated integrity, a record of personal accomplishment, a commitment to participation in board activities, as well as other attributes.  We also endeavor to have a board that represents a range of qualifications, skills, and depth of experience in areas that are relevant to and contribute to the board’s oversight and the Company’s overall activities.  The board considers these key experiences, qualifications, skills, attributes, and the nominees’ other qualifications in determining to recommend that they be nominated to the board.

Board Diversity Matrix as of January 1, 2025

Nominees for Directors

Each of our directors will be elected at this year’s meeting to a two-year term expiring at the Annual Meeting of Shareholders in 2027.

If any nominee becomes unavailable for election, the Board of Directors can name a substitute nominee, and proxies will be voted for the substitute nominee pursuant to discretionary authority.

Listed below are the biographies of each director nominee. The biographies include information regarding each individual’s service as a director of the Company, business experience, director positions at public companies held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Board of Directors to determine that the person should serve as a director for the Company.

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2025 Proxy Statement

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position
D. Joshua Hawes	40	Chairman of the Board
Thomas M. Sauve	46	Director, Chief Executive Officer, Board Secretary
Julie K. Griffith	68	Independent Director
Roy A. Smith	59	Independent Director
W. Benjamin Kincaid	47	Independent Director

D. JOSHUA HAWES

Board Chairman

Mr. Hawes most recently served as Chief Strategy Officer of USA Rare Earth from 2021 to 2023 and Chief of Staff from 2020 and 2021 where he oversaw an exceptional ten-fold increase in the company's value and spearheaded the creation of the Magnet Manufacturing Tax Credit, while leading their magnet manufacturing transition team in Stillwater, Oklahoma. Furthermore, Mr. Hawes built the first ex-China, North American magnet supply chain network through strategic partnerships and collaboration, allowing for the future capture of hundreds of millions in revenue. He has over 15-years of leadership experience with specific focus on commodities, buy-side and sell-side investment sectors of the financial industry, and advanced technologies. Before his tenure at USA Rare Earth, Mr. Hawes held executive leadership roles for investment firms Delta1X and Hawking Alpha. He has led entrepreneurial capital integration for several companies by leading seamless combination of entrepreneurial spirit with Wall Street expertise to empower businesses of all sizes.  Mr. Hawes also serves as a Director on the Board of Directors of American Resources Corporation.  He holds several professional designations, including Chartered Market Technician, Certified Hedge Fund Professional, and Qualified Family Office Professional. Josh holds licenses spanning commodities, investment banking, public, and private securities including Series 3, 63, 65, 7, 79, 82, and SIE. A graduate of Auburn University in Wireless Software Engineering with a minor in Business, he actively supports Auburn's FMA program by speaking at the Business School.

The Board nominated Mr. Hawes for his leadership, and his extensive experience in finance, public company experience, and his ability to advise on corporate matters, including transaction structuring.  There are no arrangements or understandings between him and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

THOMAS M. SAUVE

Director, Chief Executive Officer, Board Secretary

Mr. Sauve has over 18 years in entity formation, land and lease management acquisition integration. As President of American Resources Corporation (Nasdaq: AREC) since 2015, Mr. Sauve has successfully integrated eight acquisitions into a streamlined operating model. Additionally, Mr. Sauve is the founder and manager of a private land management company and serves as the Company’s Chief Executive Officer.

The Board nominated Mr. Sauve for his leadership, and his 20+ years’ experience in finance, resources, public company experience, and his ability to lead mergers and acquisitions.  There are no arrangements or understandings between him and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

JULIE K. GRIFFITH

Independent Director

Committees: Compensation, Nominating, and Audit (Chair)

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2025 Proxy Statement

Ms. Griffith has over 30 years of public policy experience in both the public and private sector. Ms. Griffith joined the Ball State University Board of Trustees in 2022 and is the current executive vice president for Strategy, Partnerships, and Outreach for the Indiana Innovation Institute. Within this role, she is able to highlight her strategic vision, rich background in government affairs, and business development and marketing experience. Before joining the Indiana Innovation Institute, Ms. Griffith served as the vice president of Public Affairs for Purdue University and worked with Duke Energy in a variety of roles, including vice president for Government Affairs and Foundation Relations. Before that she worked for the Texas-based energy company Spectra Energy and its predecessor companies. Griffith has an extensive background in marketing, business development, and government and regulatory affairs. Ms. Griffith graduated from Ball State University in 1979 with a Bachelor of Science degree in Political Science.

The Board nominated Ms. Griffith to serve as a director due to her over 40 years of university, government and public policy experience. She has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

ROY A. SMITH

Independent Director

Committees: Compensation (Chair), Nominating, and Audit

Mr. Smith has had an extensive career in the financial services industry with a focus on publicly traded small and mid-capitalized companies. His expertise includes portfolio equity management, capital markets, institutional equity sales and trading, and investment banking with experience underwriting both equity and debt. Mr. Smith is currently a Managing Director at MZ Group, a firm that provides full-scale investor relations to both private and public companies across all industries.  Prior to joining MZ, Mr. Smith was a Principal at Class VI Capital-New River Fund. New River is a Long/Short US equity strategy investing in small and mid-capitalized companies. Prior to Class VI, he was a Portfolio Manager with Bardin Hill Investment Partners (formerly Halcyon Asset Management), Friess Associates – The Brandywine Funds, and Pequot Capital. Mr. Smith’s investment history is characterized as a broadly diversified approach by the number of portfolio positions and sectors. With an emphasis on management execution, he has developed many relationships with public company management teams and has a unique perspective as to how institutional investors evaluate public companies and interpret their external communications. Mr. Smith is a graduate of Syracuse University with degrees in Finance and Marketing and is involved with several philanthropic organizations.

The Board nominated Mr. Smith to serve as a director because of his leadership in the finance industry and because of his relationships and connections in a wide variety of industries that can assist the Company. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

W. BENJAMIN KINCAID

Independent Director

Committees: Nominating (Chair), Compensation, and Audit

Mr. Kincaid has an extensive career as a U.S. Diplomat serving and leading teams in multiple countries in Africa, the Middle East, and South Asia.  He spent the last several years living and working throughout Africa, supporting strategic national security imperatives in partnership with several African nations. Working across the U.S. interagency and with senior foreign officials, Mr. Kincaid drove partnered approaches to America's most pressing national security challenges, and in some of the world's most troubled places. Consistently chosen to lead teams in challenging environments, he served the entirety of his national security service career in the field.  Mr. Kincaid is also a leadership advisor with Allegro Group, a talent and leadership transformation company.  He lives with his wife and daughter in Santo Domingo, where his wife is currently posted to the U.S. Embassy.  Mr. Kincaid holds a BA in International Studies and Political Science from Virginia Military Institute and an MA in Latin American Studies from Georgetown University.  He speaks French, Spanish, and Pashto.

The Board nominated Mr. Kincaid to serve as a director because of his experience in world affairs and because of his relationships and connections in a wide variety of industries that can assist the Company. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

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2025 Proxy Statement

The Board of Directors recommends a vote FOR the election of each of the nominees as directors.

ITEM 2: CHANGE OF THE COMPANY’S DOMICILE FROM THE STATE OF DELAWARE TO THE STATE OF FLORIDA.

Our Company was previously incorporated and domiciled in the State of Delaware.  We believe that by changing the state of incorporation and domicile to the State of Florida, the Company can save a minimum of $5,000 to $10,000 per year, and those savings are anticipated to be more pronounced as the Company grows.  This is the primary reason for the desire to change the domicile of the Company to Florida.  Shareholder ratification of the change of domicile from Delaware to Florida has previously been approved by a majority of our shareholders pursuant to the Written Consent of Shareholders in Lieu of Meeting on November 25, 2024, and filed under Schedule 14C with the Securities and Exchange Commission on December 9, 2024. However, our Board is submitting the change in state domicile to the shareholders for ratification at this Annual Meeting as a matter of what it considers to be good corporate practice.

The Board of Directors recommends a vote FOR the change of Company domicile from Delaware to Florida.

ITEM 3: APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS.

The Company is seeking approval from its shareholders to file new Articles of Incorporation, primarily to reflect the new state of incorporation of the Company to Florida and to comply with Florida statues.  The Company is also seeking approval from its shareholders to file Amended and Restated Bylaws that, in part, reflect the Amended and Restated Articles of Incorporation for the State of Florida and Florida statues, but also to allow for future amendments of the Bylaws to be made by written consent of stockholders without a meeting, among other items.

The Board of Directors recommends a vote FOR the approval of the Amended and Restated Articles of Incorporation and Amended and Restated Bylaws.

ITEM 4: SELECTION OF CM3 ADVISORY AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEARS ENDING DECEMBER 31, 2025 AND 2024.

The Board of Directors has selected CM3 Advisory (“CM3 Advisor” or “CM3”), as our independent registered public accounting firm for the year ending December 31, 2024, and for the upcoming year ending December 31, 2025.  CM3 Advisory was selected by our Board of Directors as our independent registered public accounting firm on May 12, 2024 after dismissal of our prior independent registered public accounting firm, BF Borgers CPA PC, by our board of Directors on May 9, 2024.  Shareholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of CM3 Advisory to the shareholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our shareholders’ best interests.

The following table sets forth the estimated aggregate fees to be billed by our independent registered accounting firm for the upcoming fiscal year ended December 31, 2025 and the actual fees incurred by the Company for the 2024 annual audit and quarterly reviews. These fees are categorized as audit fees and quarterly review fees. The nature of the services provided in each category is described in the table below.

	2025 Estimated	2024 Actual
Audit fees	$55,000	$55,000
Quarterly Review fees (3 quarters)	$30,000	$27,000
Total Fees	$85,000	$82,000

Audit fees. Consist of estimated fees billed for professional services rendered for the audit of the consolidated financial statements These fees also include the review of registration statements and the delivery of consents in connection with registration statements.

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2025 Proxy Statement

Quarterly Review fees.  Consist of estimated fees billed for professional services rendered for the quarterly review of the quarterly interim consolidated financial statements.

When selecting CM3 Advisory, the Audit Committee considered, among other things, whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit Committee has determined that the rendering of such services is compatible with CM3 Advisory maintaining its independence.

The Board of Directors recommends a vote FOR the selection of CM3 Advisory as our independent registered public accounting firm for the fiscal years ending December 31, 2024 and December 31, 2025.

CORPORATE GOVERNANCE

Criteria for Director Nominations

In assessing the qualifications of candidates for nomination as director, in addition to qualifications set forth in our bylaws, the Board considers whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board of Directors’ ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of the committees of the Board of Directors to fulfill their duties.

Although the Board is willing to consider candidates recommended by our shareholders, it has not adopted a formal policy with regard to the consideration of any director candidates recommended by our shareholders. The Board believes that a formal policy is not necessary or appropriate because of the small size of the Board and because the current Board already has a diversity of business background and industry experience. Our Board will consider director candidates recommended by shareholders who are highly qualified in terms of business experience and both willing and expressly interested in serving on the Board.  Shareholders recommending candidates for consideration should send their recommendations to us at our principal executive offices (Royalty Management Holding Corporation, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038) in accordance with the procedures described in our amended and restated bylaws. The Board will consider recommendations for the 2024 and 2025 Annual Meeting of Shareholders if they are received by the close of business on June 2, 2025.

Director Independence

The Board of Directors determined that Messrs. Kincaid and Smith and Ms. Griffith are independent within the meaning of the listing standards for general independence of the NASDAQ Global Select Market.

Under the listing standards, the Audit Committee is required to be composed solely of independent directors. The standards for audit committee membership include additional requirements under rules of the Securities and Exchange Commission (the “SEC”). The Board has determined that all of the members of the audit committee meet the applicable independence requirements.

Code of Conduct and Financial Code of Ethics

Our Code of Conduct and Financial Code of Ethics provides general statements of our expectations regarding ethical standards that we expect our directors, officers and employees to adhere to while acting on our behalf. The Code of Conduct and Financial Code of Ethics are available on our Internet website, www.royaltymgmtcorp.com.

We intend to post on our website any amendments to, or waivers of, any provision of the Code of Conduct or Financial Code of Ethics to the extent applicable to our Chief Executive Officer, Chief Financial Officer or that relates to any element of the SEC’s definition of a “code of ethics.”

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2025 Proxy Statement

Conflicts of Interest and Related-Party Transactions

The Audit Committee will address and resolve any issues with respect to related-party transactions and conflicts of interest involving our senior officers, directors or other “related persons” under Item 404(a) of the SEC’s Regulation S-K and in accordance with our Related Persons Transactions Policy.

Our Code of Conduct provides that all directors, officers and other employees should avoid actual conflicts of interest as well as potential conflicts of interest, and our Financial Code of Conduct, applicable to our Chief Executive Officer, Chief Financial Officer, and other senior financial officers, similarly obligates those employees to handle actual or apparent conflicts of interest between personal and professional relationships in an ethical manner. Any questionable situation is required to be disclosed to an employee’s direct supervisor or the Chief Compliance Officer, which is currently our Chief Financial Officer.

Pursuant to our Code of Conduct and our Related Persons Transactions Policy, the Board has delegated to the Audit Committee the responsibility for reviewing and resolving any issues with respect to related-party transactions and conflicts of interests involving senior officers or directors of the Company or other related persons under the applicable rules of the SEC. Our Code of Conduct requires that (i) each director and officer shall promptly disclose to the Chief Compliance Officer any potential conflicts of interest he (or a member of such person’s immediate family) may have with respect to any matter involving the Company and, if appropriate, recuse himself from any discussions or decisions on any of these matters, and (ii) the Chief Compliance Officer shall promptly advise the Audit Committee and the Chief Executive Officer of any potential conflicts of interest he or she may have with respect to any matter involving the Company and, if appropriate, recuse himself from any discussions or decisions on any of these matters.

In accordance with our Related Persons Transactions Policy, in determining whether to approve or ratify a related- party transaction, the Committee will take into account, among other factors it deems appropriate: (1) whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, (2) the benefits to the Company and the related person, (3) the extent of the related person’s interest in the transaction, (4) the nature of the interest of the related person and (5) whether the transaction may involve a conflict of interest.

Policy with Respect to Hedging Transactions

We have not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. As such, our employees, officer, directors or their designees are generally permitted to engage in these transactions.

Board Leadership

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, as our Board believes it is in our best interests to make that determination based on our position and direction and membership of the Board. Up until November 25, 2024, the position of Chief Executive Officer and Chairman are held both by Thomas M. Sauve, but after that date to present, the role of Chairman of the Board was assumed by D. Joshaua Hawes and Thomas M. Sauve was appointed Director along with his continuing role as Chief Executive Officer.

The Board’s Role in Risk Oversight

The Board of Directors is actively involved in the oversight of risks that could impact Royalty Management Holding Corporation, and risk oversight is the responsibility of the full Board. The Board has ultimate oversight responsibility for the Company’s system of enterprise risk management.

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2025 Proxy Statement

Throughout the year, the full Board (or the appropriate committee in the case of risks in areas for which responsibility has been delegated to a particular committee) participates in reviews with management of the Company’s risk management process, the major risks facing the Company and steps taken to mitigate those risks. The Board reviews include litigation and other legal matters, regulatory developments, budget and policy, and industry and economic developments. In addition, existing committees help the Board carry out its responsibility for risk oversight by focusing on specific key areas of risk:

•	the Audit Committee oversees the management of financial risks;

•	the Compensation Committee oversees the management of risks relating to our employee compensation plans and arrangements; and

•	the Nominating Committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of the Board.

Director Attendance

During the last twelve months, the Board met 8 times, and the standing committees met a total of 6 times. Each director attended 100% of the meetings (in person or by telephone) of the Board of Directors and each of the committees on which they served in 2024.

Board Organization and Committees

The Board oversees the management of the Company’s business and affairs. The Board appoints committees to help carry out their duties. The following table sets forth the standing committees of the Board and their members as of the date of this Proxy Statement:

Director	Audit Committee	Compensation Committee	Nominating Committee
D. Joshua Hawes (Chairman)
Julie K. Griffith	X*	☒	☒
W. Benjamin Kincaid	☒	X*	☒
Roy A. Smith	☒	☒	X*
Thomas M. Sauve

* Indicates Chairperson

Audit Committee:

The primary responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibility for:

•	the integrity of the financial reports and other financial information provided by us to the public or any governmental body;

•	our compliance with legal and regulatory requirements;

•	our systems of internal controls over financial reporting;

•	the qualifications and independence of our independent auditors;

•	our auditing, accounting and financial reporting processes generally; and

•	the performance of such other functions as the Board may assign from time to time.

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2025 Proxy Statement

The Audit Committee has sole responsibility to appoint and, where appropriate, replace our independent auditors and to approve all audit engagement fees and terms. The Audit Committee’s report is on page 23.

The Board of Directors has determined that Ms. Griffith is an audit committee financial expert within the meaning of the regulations of the SEC, and that each member of the Audit Committee is independent for purposes of serving on such committee under the Nasdaq listing standards and applicable federal law.

Compensation Committee:

The primary responsibilities of the Compensation Committee are to assist the Board in fulfilling its oversight responsibility for:

•	our executive and director compensation; and

•	the administration of our stock incentive plans.

The Board of Directors has determined that Mr. Kincaid meets the independence requirements applicable to the Compensation Committee under the Nasdaq rules. In addition, the Board determined that each member of the Compensation Committee is a “non-employee director” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Nominating Committee:

The nominating and corporate governance committee is responsible for making recommendations to our Board regarding candidates for directorships and the size and composition of the Board.

The Board of Directors has determined that Mr. Smith meets the independence requirements applicable to the Nominating Committee under the Nasdaq rules. In addition, the Board determined that each member of the Nominating Committee is a “non-employee director” in accordance with Rule 16b-3 under the Exchange Act.

Executive Sessions of the Board

The small size of the Board and the relationship between management and non-employee directors put each director in a position to influence agendas, flow of information, and other matters. On occasion, the Board will hold separate meetings for independent directors without management present. These meetings generally will be held in conjunction with regularly scheduled meetings and at other times as requested by an independent director.

Determining Executive and Director Compensation

The Compensation Committee of the Board is responsible for determining executive and director compensation. For executive officers, the Compensation Committee receive and review reports and recommendations from the Chief Executive Officer and Chief Financial Officer regarding the performance and recommended compensation of the other executive officers of the Company, and the Compensation Committee recommends to the Board the annual compensation, including salary, bonus, incentive and equity compensation, for such officers. The Chief Executive Officer and Chief Financial Officer may be present during Compensation Committee discussions evaluating and setting the compensation levels of the Company’s executive officers other than themselves, but they may not vote on such deliberations.

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2025 Proxy Statement

Shareholder Communications with Directors

Interested parties who wish to make concerns known to the non-management directors may communicate directly with the non-management directors by making a submission in writing to “Board of Directors (independent members)” in care of our Corporate Secretary at the address indicated on the first page of this Proxy Statement. Aside from this procedure for communications with the non-management directors, the entire Board of Directors will receive communications in writing from shareholders. Any such communications should be addressed to the Board of Directors in care of the Corporate Secretary at the same address.

Website Availability of Documents

Royalty Management Holding Corporation’s Annual Report on Form 10-K, the charters of the Audit Committee, Compensation Committee, Nominating Committee, and the Code of Ethics and Financial Code of Conduct can be found on the Investor Relations section of our website at www.royaltymgmtcorp.com. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this Proxy Statement.

RELATED PARTY TRANSACTIONS

Transactions with Related Persons, Promoters and Certain Control Persons.

Land Resources & Royalties LLC, Wabash Wings LLC, and Wabash Enterprises LLC

The Company currently, and may at times in the future, leases property from Land Resources & Royalties LLC (“LRR”) and has entered into various other agreements with LRR and/or its parent company, Wabash Enterprises LLC, an entity managed by Thomas Sauve and which Kirk Taylor is part beneficial owner.  The Company has in the past, and may in the future, leased use of an aircraft owned by Wabash Wings LLC, another wholly owned subsidiary of Wabash Enterprises LLC and an entity managed by Thomas Sauve.  Furthermore, on October 31, 2023, as part of the Business Combination, Wabash Enterprises LLC and LRR became an owner of Class A Common Stock of the Company and several leases and agreements exist between LRR and the Company, for which LRR receives income.

Land Betterment Corporation

The Company currently, and may at times in the future, has agreements with Land Betterment Corporation, an entity in which Kirk Taylor is a director, President and Chief Financial Officer and Thomas Sauve who was a director and Chief Development Officer.  As of December 31, 2023, the Company had entered into a contractor services agreement with Land Betterment Corporation for environmental services personnel. The contract called for cost plus 12.5% margin.

American Resources Corporation

The Company may at times enter into agreements with American Resources Corporation and its subsidiaries, an entity in which Thomas Sauve is a director and President, and Kirk Taylor is the Chief Financial Officer.

First Frontier Capital LLC

The Company may at times enter into agreements with First Frontier Capital LLC, an entity managed and beneficially owned by Thomas Sauve, Chief Executive Officer and Chairman of the Company. On February 1, 2022, First Frontier Capital LLC invested $10,000 cash into the Company in the form of the Round A Convertible Note and 385 warrants issued under Warrant “A-7.”  On October 31, 2023, as part of the Business Combination, the notes and warrants held by First Frontier Capital LLC were converted into Class A Common Stock of the Company.

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2025 Proxy Statement

DIRECTOR COMPENSATION

The Compensation Committee of the Board oversees fee levels and other elements of compensation for Royalty Management Holding Corporation’s directors.

Director Compensation Table

The table below and the narrative in the footnotes provide compensation amounts for our directors for 2023 and 2024 as well as additional material information in connection with such amounts.

(a)		(b)	(c)	(d)	(e)	(f)	(g)	(h)
Name and principal position		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)

Thomas M. Sauve, Director (1)	2024	$-0-	-0-	8,310	-0-	-0-	-0-	$8,310
	2023	$15,000	-0-	-0-	-0-	-0-	-0-	$15,000

Julie Griffith, Director (2)	2024	-0-	-0-	9,476	-0-	-0-	-0-	9,476
	2023	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Josh Hawes, Director (3)	2024	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2023	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Roy Smith, Director (4)	2024	-0-	-0-	9,476	-0-	-0-	-0-	9,476
	2023	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Ben Kincaid, Director (5)	2024	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2023	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Gary Ehlebracht, Director (6)	2024	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2023	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Daniel Hasler, Director (7)	2024	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2023	-0-	-0-	-0-	-0-	-0-	-0-	-0-

Mark LaVerghetta, Director (8)	2024	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2023	15,000	-0-	-0-	-0-	-0-	-0-	15,000

Peter Rodriguez, Director (9)	2024	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2023	15,000	-0-	-0-	-0-	-0-	-0-	15,000

Benjamin Wrightsman, Director (10)	2024	-0-	-0-	9,403	-0-	-0-	-0-	9,403
	2023	-0-	-0-	-0-	-0-	-0-	-0-	-0-

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2025 Proxy Statement

(1)

Thomas Sauve was appointed a Director of the Company prior to October 31, 2023. The value of the stock warrants in Column (d) represents amortized book value of warrants valued using the Black-Scholes Options Pricing Model and does not represent the actual cash value of the warrants to the warrant holder. During 2024, 25,000 stock warrants were issued for board service. 2023 Board compensation of $15,000 was converted to preferred stock on September 1, 2024.  Compensation excludes his compensation as Chief Executive Officer, which is detailed in the Executive Compensation Table.

(2)

Julie Griffith was appointed as a director on October 31, 2023, as part of the Business Combination. The value of the stock warrants in Column (d) represents amortized book value of warrants valued using the Black-Scholes Options Pricing Model and does not represent the actual cash value of the warrants to the warrant holder. During 2024, 25,000 stock warrants were issued for board service.

(3)	Josh Hawes was appointed as a director and Chairman of the Board on November 25, 2024.

(4)

Roy Smith was appointed as a director on February 12, 2024. The value of the stock warrants in Column (d) represents amortized book value of warrants valued using the Black-Scholes Options Pricing Model and does not represent the actual cash value of the warrants to the warrant holder. During 2024, 25,000 stock warrants were issued for board service.

(5)	Ben Kincaid was appointed as a director on November 25, 2024.

(6)	Gary Ehlebracht was appointed as a director at the Company’s inception on January 10, 2021. His board service ended on February 7, 2024.

(7)	Daniel Hasler was appointed as a director at the Company’s inception on January 10, 2021. His board service ended on February 7, 2024.

(8)

Mark LaVerghetta was appointed as a director of Royalty Management Corporation, the wholly owned subsidiary of the Company, at its inception on June 21, 2021. $15,000 of board comp was accrued and later converted to preferred stock of the Company on October 16, 2024. His board service ended on October 31, 2023.

(9)

Peter Rodriguez was appointed as a director of Royalty Management Corporation, the wholly owned subsidiary of the Company, at its inception on June 21, 2021. $15,000 of board comp was accrued and later converted to preferred stock of the Company on October 16, 2024. His board service ended on October 31, 2023.

(10)

Benjamin Wrightsman was appointed as a director on February 12, 2024. The value of the stock warrants in Column (d) represents amortized book value of warrants valued using the Black-Scholes Options Pricing Model and does not represent the actual cash value of the warrants to the warrant holder. During 2024, 25,000 stock warrants were issued for board service. His board service ended on November 25, 2024.

No retirement, pension, profit sharing, stock option or insurance programs or other similar programs have been adopted by the Company for the benefit of its employees.

There are no understandings or agreements regarding compensation our management will receive after a business combination that is required to be included in this table, or otherwise.

STOCK OWNERSHIP

The following table shows stock ownership of (a) each person who is known to us to own beneficially more than 5% of Royalty Management Holding Corporation’s Class A common stock, based solely on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act, and (b) each director or nominee for director, the Chief Executive Officer, the Chief Financial Officer, the other executive officers for whom we are providing detailed compensation information under “Executive Compensation Tables” and our executive officers and directors as a group. Information for the executive officers and directors is given as of December 31, 2024, except as otherwise indicated. As of December 31, 2024, the Company had 14,958,817 shares of common stock issued, outstanding, and eligible to vote. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act and, except as otherwise indicated, the respective holders have sole voting and investment powers over such shares.

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2025 Proxy Statement

All information with respect to beneficial ownership has been furnished by the respective 5% or more stockholders, directors or Named Executive Officers (as defined below), as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is c/o Royalty Management Holding Corporation, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038.

Name	Number of Shares of Common Stock Beneficially Owned (1)	Percent of Common Stock Owned

5% Holders

American Opportunity Ventures LLC	1,896,917	12.7%
Liberty Hill Capital Management LLC (2)	1,420,108	9.5%
First Frontier Capital LLC (3)	1,167,208	7.8%
White River Holdings LLC	1,147,187	7.7%
Homewood Holdings LLC	1,052,377	7.0%
Midwest General Investment Company LLC	995,953	6.7%
White River Ventures LLC (4)	855,196	5.7%

All 5% Holders as a Group (5 persons)	8,534,946	57.1%

Officers and Directors

Thomas M. Sauve, Chief Executive Officer, Director	-0-	*%
Kirk P. Taylor, Former Chief Financial Officer	-0-	*%
Amanda C. Kruse, Chief Financial Officer (5)	-0-	*%
D. Joshua Hawes, Chairman	-0-	*%
Roy A. Smith, Director	-0-	*%
Julie K. Griffith, Director	-0-	*%
W. Benjamin Kincaid	-0-	*%

All Directors and Officers as a Group (5 persons)	-0-	*%

All Directors, Officers and 5% Holders as a Group (5 persons)	8,534,946	57.1%

______________

(1)

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from December 31, 2023, upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised.

(2)	Kirk P. Taylor, former Chief Financial Officer of the Company, is beneficial owner and controller. Mr. Taylor resigned from his position as Chief Financial Officer on February 1, 2025.
(3)	Thomas M. Sauve, Chief Executive Officer of the Company, is beneficial owner and controller.
(4)	Thomas M. Sauve, Chief Executive Officer of the Company, is controller, not a beneficial owner.
(5)	Amanada C. Kruse was appointed to the position of Chief Financial Officer on February 1, 2025.

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2025 Proxy Statement

EXECUTIVE OFFICERS

Name	Age	Position
Thomas M. Sauve	46	Chief Executive Officer and Chairman of the Board
Kirk P. Taylor	46	Chief Financial Officer (resigned February 1, 2025)
Amanda C. Kruse	39	Chief Financial Officer (appointed February 1, 2025)

Biographical information for Mr. Sauve is set forth in this Proxy Statement under the heading “Item 1: Election of Directors.”

Kirk P. Taylor, CPA. Mr. Taylor conducts all tax and financial accounting roles of the organization up until his resignation on February 1, 2025, and has substantial experience in tax credit analysis and financial structure. Mr. Taylor’s main focus over his 20 years in public accounting had been the auditing, tax compliance, financial modeling and reporting on complex real estate and business transactions utilizing numerous federal and state tax credit and incentive programs. He also serves as the Chief Financial Officer of American Resources Corporation.  Prior to joining Royalty Management Corporation and American Resources Corporation, in 2015, he was a Manager at K.B. Parrish & Co. LLP where he worked since 2014. Prior to that, he worked at Katz Sapper Miller since 2012 as Manager. In addition, Mr. Taylor is an instructor for the CPA examination and has spoken at several training and industry conferences. He received a BS in Accounting and a BS in Finance from the Kelley School of Business at Indiana University, Bloomington Indiana and is currently completing his Master of Business Administration from the University of Saint Francis at Fort Wayne, Indiana. Mr. Taylor serves his community in various ways including as the board treasurer for a community development corporation in Indianapolis, Indiana. Mr. Taylor does not have any family relationships with any of the Company’s directors or executive officers. There are no arrangements or understandings between Mr. Taylor and any other persons pursuant to which he was selected as an officer. He has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Amanda C. Kruse, CPA. Ms. Kruse conducts all tax and financial accounting roles of Royalty Management Holding Corporation and its subsidiaries, and has substantial experience in financial and tax accounting. In her role at the Company, she oversees all financial reporting and accounting.  She has over 15 years of experience in public and financial accounting with her most recent position as Controller of Royalty Management Holding Corporation prior to her appointment as the Company’s Chief Financial Officer on February 1, 2025. Her experience includes implementation of several scalable accounting and financial processes and platforms to ensure proper checks and balances and cost controls at various organizations. Ms. Kruse is a graduate of Kelley School of Business at Indiana University in Indianapolis with a Bachelor of Science in Business and a Master of Science in Accounting. Ms. Kruse does not have any family relationships with any of the Company’s directors or executive officers. There are no arrangements or understandings between Ms. Kruse and any other persons pursuant to which she was selected as an officer. She has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

EXECUTIVE COMPENSATION TABLES

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act of 1933, as amended. These rules require compensation disclosure for our principal executive officer and the two most highly compensated executive officers other than our principal executive officer. These officers are referred to as our “Named Executive Officers”. The following tables show compensation information (in US dollars) for our Named Executive Officers for the two-year period ended December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Thomas Sauve	2024	100,000	-0-	-0-	-0-	-0-	100,000
Chief Executive Officer	2023	165,000	-0-	-0-	-0-	-0-	165,000

Kirk Taylor (1)	2024	-0-	-0-	-0-	-0-	-0-	-0-
Chief Financial Officer	2023	-0-	-0-	-0-	-0-	-0-	-0-

(1) on February 1, 2025, Kirk Taylor stepped down as Chief Financial Officer of the Company and Amanda Kruse was appointed Chief Financial Officer in his place.

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2025 Proxy Statement

Outstanding Equity Awards at Fiscal Year-End 2024

No equity awards, including any restricted stock, options or any other equity incentives, were granted to our executives during the fiscal year 2024.  Messrs. Sauve, Smith, and Wrightsman, and Ms. Griffith each received Option Awards for their service on the Company’s Board of Directors and 2024, as detailed under the section titled Director Compensation.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee assists the Board in fulfilling its responsibility for independent oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Royalty Management Holding Corporation. The Audit Committee is responsible for the appointment, compensation, retention, oversight and evaluation of the independent external audit firm retained to audit Royalty Management Holding Corporation’s financial statements. Further description of the Audit Committee’s responsibilities is provided in the Audit Committee Charter available at www.royaltymgmtcorp.com.

The Audit Committee is composed of three directors, each of whom is independent as defined by the NASDAQ Global Select Market listing standards. The relevant experience and qualifications of the directors are set forth in director biographies included in this Proxy Statement. After reviewing qualifications and evaluating independence and past performance, the Audit Committee retained the registered accounting firm of CM3 Advisory as the Company’s independent auditor (the “Independent Auditor”).

In discharging its oversight responsibility as to the audit process, the Audit Committee (a) obtained from the independent auditor a formal written statement describing all relationships between the Independent Auditor and its representatives and Royalty Management Holding Corporation that might reasonably be thought to bear on the auditor’s independence consistent with applicable Public Company Accounting Oversight Board (PCAOB) requirements and (b) discussed with the Independent Auditor any relationships that may impact the objectivity and independence of the Independent Auditor. The Audit Committee reviewed with the independent auditor the audit plans, audit scope and identification of audit risks. The Audit Committee discussed and reviewed with the Independent Auditor all communications and other matters required to be discussed by the applicable requirements of the PCOAB and the Securities and Exchange Commission (SEC), including those described in PCAOB Auditing Standard No. 16, as amended (Communication with Audit Committees).

Management has the responsibility for the preparation of Royalty Management Holding Corporation’s financial statements and for its internal controls and has represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The independent auditor has the responsibility for the examination of those statements and the related audit of internal control over financial reporting. During 2023, the Audit Committee met 4 times with management and the independent auditor for the fiscal year 2023, BF Borgers CPA PC (who was subsequently dismissed as the Company’s auditor on May 9, 2024), including meetings to discuss the interim financial information contained in each quarterly earnings announcement prior to public release. The Audit Committee reviewed and discussed the audited financial statements of Royalty Management Holding Corporation as of and for the fiscal year ended December 31, 2023, separately and together with management and the Independent Auditor. The Audit Committee also reviewed and discussed, separately and together with management and the independent auditor, management’s report on internal control over financial reporting and the independent auditor’s examination of and report on the quality and adequacy of American Resources’ internal financial controls and reporting and the testing of those controls.

Based on the above-mentioned review and discussions with management and the independent auditor, the Audit Committee recommended to the Board that Royalty Management Holding Corporation’s audited financial statements for the fiscal year ended December 31, 2024, be included in its Annual Report on Form 10-K for filing with the SEC.

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2025 Proxy Statement

PRINCIPAL ACCOUNTING FIRM FEES

The Audit Committee of the Board has appointed CM3 Advisory as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.  The Company does not expect that representatives of CM3 Advisory to be present at the Annual Meeting.

Audit Committee Policies and Procedures for Preapproval of Audit and Non-Audit Services

The Audit Committee adopted a formal policy concerning approval of audit and non-audit services to be provided our independent registered public accounting firm.  The policy requires that all services our independent registered public accounting firm provides to us be pre-approved by the Audit Committee. The Audit Committee approved all services provided by CM3 Advisory during 2024.

GENERAL INFORMATION

On or about June 5, 2025, we will begin mailing shareholder meeting materials that will include detail on how to access the Proxy Materials electronically and how to submit your proxy via the Internet. The Proxy Materials also provides instructions on how to submit your vote via the proxy card or voting instruction form, as applicable.

The Proxy Statement and proxy card are being furnished at the direction of the Board of Directors. We will pay all solicitation costs. We will reimburse brokerage firms, nominees, fiduciaries, custodians, and other agents for their expenses in distributing proxy material to the beneficial owners of our common stock. In addition, certain of our directors, officers and employees may solicit proxies by telephone and personal contact.

The Board of Directors does not intend to bring any other matters before the meeting and has not been informed that any other matters are to be properly presented to the meeting by others. If other business is properly raised, your proxy card authorizes the people named as proxies to vote as they think best.

Shareholder Proposals for 2025 Annual Meeting

Any shareholder who intends to present a proposal at the 2025 Annual Meeting of Shareholders and who requests inclusion of the proposal in Royalty Management Holding Corporation’s Proxy Statement and form of proxy in accordance with SEC Rule 14a-8 must file such proposal with us at our principal executive offices (Royalty Management Holding Corporation, 12115 Visionary Way, Suite 174, Fishers, Indiana 46038) no later than the close of business on June 2, 2025.

Annual Report to Shareholders

The Annual Report to Shareholders, which is a copy of our Form 10-K containing our consolidated financial statements for the year ended December 31, 2024, accompanies the proxy material being mailed to all shareholders in the form of a link to access the Annual Report online. The Annual Report is not part of the proxy solicitation material.

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PROXY

ROYALTY MANAGEMENT HOLDING CORPORATION

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 24, 2025**

The undersigned stockholder of Royalty Management Holding Corp. (the "Company") hereby appoints Amanda Kruse, Chief Financial Officer of the Company, with full power of substitution, as proxy of the undersigned to vote all shares of common stock of the Company that the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 24, 2025, 1:00 p.m., Eastern Time, at 12115 Visionary Way, Suite 174, Fishers, Indiana 46035, and all adjournments or postponements thereof, and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the meeting. The undersigned revokes any proxy previously given to vote at such meeting. The undersigned hereby instructs said proxy or its substitutes to vote as specified on the reverse side of this card on each of the matters specified and in accordance with their judgment on any other matters which may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 and 4.

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

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Please mark your votes like this ■

The Board of Directors recommends a vote FOR the nominees for director listed in Proposal 1 and FOR Proposals 2, 3 and 4.

Proposal 1. Election of Directors

NOMINEES:	FOR	AGAINST	ABSTAIN
1) Julie K. Griffith	☐	☐	☐
2) D. Joshua Hawes	☐	☐	☐
3) Roy A. Smith	☐	☐	☐
4) W. Benjamin Kincaid	☐	☐	☐
5) Thomas M. Sauve	☐	☐	☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

CONTROL NUMBER

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Note: To conduct such other business as may properly come before the meeting or any adjournment thereof.

I plan on attending the meeting ☐

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date ______________________________

Signature ______________________________

Signature (Joint Owners) ______________________________

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet.

INTERNET

Vote Your Proxy on the Internet:
Go to www.FCRVote.com/RMCO

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

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